SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2004

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama		35211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
99	July 8, 2004 news release announcing sales for the five weeks ended July 3, 2004.

Item 9. Regulation FD Disclosure.

On July 8, 2004, Saks Incorporated announced sales for the five weeks ended July 3, 2004, compared to the five weeks ended July 5, 2003. The July 8, 2004 news release is incorporated herein by reference and is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: July 8, 2004	/s/ Douglas E. Coltharp
Douglas E. Coltharp Executive Vice President and Chief Financial Officer